BRAVERMAN INTERNATIONAL, P.C.
Certified Public Accountants
1255 McDonald Drive
PRESCOTT, AZ 86303
CELL 602-881-3870
PHONE 928-771-1122, FAX 928-777-8378
hiluv007@aol.com

We agree with the Item 4- revised 304 disclosures- set forth by the following company on their Form 8-K dated June 11, 2007:

Foresight Specialists Inc.

/s/ Braverman International, P.C.
Braverman International, P.C.
Prescott, Arizona
June 12, 2007